SECURITIES PURCHASE AND REGISTRATION RIGHTS AGREEMENT

Between

STAR SCIENTIFIC, INC.,

as Issuer,

And

FULCRUM GLOBAL PARTNERS LLC,

as Investor

February 25, 2005

This SECURITIES PURCHASE AND REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into effective as of February 25, 2005 between Star Scientific, Inc., a Delaware corporation (the “Company”), and Fulcrum Global Partners LLC (“Investor”).

WHEREAS, the Company and Investor desire that Investor will purchase from the Company and the Company will issue and sell to Investor, upon the terms and conditions set forth in this Agreement: (a) an aggregate of 700,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”), for a per share purchase price of $5.00 per share; and (b) a warrant (the “Warrant”) to purchase an additional 700,000 shares (the “Warrant Shares”) of Common Stock at a per share price equal to $5.00 (the “Exercise Price”); and

WHEREAS, Investor will have registration rights with respect to the Shares, Warrant Shares and other Registrable Securities (as defined herein) pursuant to the terms of this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Agreement to Sell and Purchase the Shares and Warrant. At the Closing (as defined in Section 2), the Company will sell to Investor, and Investor will purchase from the Company, upon the terms and subject to the conditions hereinafter set forth the Shares and the Warrant for the aggregate purchase price set forth for Investor on the signature page hereto.

2. Delivery of the Shares and Warrant at Closing. The completion of the purchase, sale and issuance of the Shares and the Warrant (the “Closing”) shall occur on the date of this Agreement (the “Closing Date”) (or upon such other date as the Company and Investor shall agree), at the offices of the Company’s counsel. At the Closing, the Company shall deliver to Investor (a) one or more stock certificates, registered in Investor’s name and address as set forth on the signature page hereto, representing the Shares and (b) the Warrant issued in the name of Investor. The Company’s obligation to issue the Shares and the Warrant to Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of a wire transfer of immediately available funds to an account designated in writing by the Company, in the full amount of the purchase price for the Shares and Warrant as set forth on the signature page hereto; and (b) the accuracy, in all material respects, of the representations and warranties made by Investor and the fulfillment, in all material respects, of those undertakings of Investor to be fulfilled prior to the Closing. Investor’s obligation to purchase the Shares and Warrant shall be subject to the following conditions, any one or more of which may be waived by Investor (provided that no such waiver shall be deemed given unless in writing and executed by Investor): (a) receipt by Investor of a counter-signed copy of this Agreement executed by the Company; (b) receipt by Investor of one or more stock certificates representing the Shares; (c) receipt by Investor of a copy of the Warrant and (d) the accuracy, in all material respects, of the representations and warranties made by the Company and the fulfillment, in all material respects, of those undertakings of the Company to be fulfilled prior to the Closing.

3. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, Investor, as follows:

3.1 Organization. Each of the Company and its Subsidiaries (as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)) is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. Each of the Company and its Subsidiaries has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the financial condition or business, operations, assets or prospects of the Company and its Subsidiaries, taken as a whole (a “Material Adverse Effect”).

3.2 Due Authorization. The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the Warrant, and has taken all necessary corporate action to enter into and perform this Agreement, to issue the Shares in accordance with the terms of this Agreement, to enter into and perform the Warrant, and to issue the Warrant Shares in accordance with the terms of the Warrant. This Agreement has been, and upon the Closing in accordance with the terms of the Agreement, the Warrant will be, duly authorized, validly executed and delivered by the Company and constitutes, or will constitute, a legal, valid and binding agreement of the Company enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Upon their issuance in accordance with the terms of this Agreement, the Shares will be duly authorized, validly issued, fully paid and non-assessable, the Warrant will be duly authorized and validly issued and the Warrant Shares, upon exercise of the Warrant in accordance with its terms, will be duly authorized, validly issued, fully paid and non-assessable.

3.3 Non-Contravention. Except as would not reasonably be expected to have a Material Adverse Effect, the execution and delivery of this Agreement, the issuance and sale of the Shares and the Warrant under this Agreement, the fulfillment of the terms of this Agreement and the consummation of the transactions contemplated hereby will not (A) conflict with or constitute a violation of, or default (with or without the giving of notice or the passage of time or both) under, (i) any material bond, debenture, note or other evidence of indebtedness, or under any material lease, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its Subsidiaries or their respective properties are bound, (ii) the charter, by-laws or other organizational documents of the Company or any Subsidiary, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary or their respective properties, or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any Subsidiary or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of the property or assets of the Company or any Subsidiary is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, self-regulatory organization, stock exchange or market, or other governmental body in the United States is required for the execution and delivery of this Agreement, the valid issuance and sale of the Shares and Warrant pursuant to this Agreement, other than such as have been made or obtained, and except for any securities filings required to be made under federal or state securities laws.

3.4 SEC Filings. Since January 1, 2004, the Company and its Subsidiaries have filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the “SEC” or “Commission”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (collectively, the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

3.5 Absence of Certain Change. Except as disclosed in the SEC Documents filed at least thirty (30) days prior to the date hereof, since September 30, 2004 there has been no adverse change or adverse development in the business, properties, assets, operations, financial condition, prospects, liabilities or results of operations of the Company or its Subsidiaries which to the knowledge of the Company would reasonably be expected to have a Material Adverse Effect.

3.6 Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 100,000,000 shares of Common Stock, of which as of the date hereof, 69,570,758 shares are issued and outstanding, 8,988,207 shares are issuable and reserved for issuance pursuant to the Company’s stock option plans or securities exercisable or exchangeable for, or convertible into, shares of Common Stock, and (ii) 100,000 shares of preferred stock, of which as of the date hereof no shares are issued. All of such outstanding shares have been, or upon issuance will be, validly issued, fully paid and nonassessable. Except as disclosed in the SEC Documents, as of the date hereof, (i) no shares of the Company’s capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, (iii) there are no outstanding securities of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (iv) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance or exercise of the Shares and the Warrant and (v) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. The Company disclosed in its SEC Documents or has furnished to Investor true and correct copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s By-laws, as in effect on the date hereof (the “By-laws”).

4. Representations, Warranties and Covenants of Investor.

4.1 Organization. Investor is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. Investor has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect on the financial condition of Investor.

4.2 Due Authorization. Investor has all requisite power and authority to execute, deliver and perform its obligations under this Agreement, and has taken all necessary corporate, company, partnership or individual action as the case may be to enter and perform this Agreement. This Agreement has been duly authorized and validly executed and delivered by Investor and constitutes a legal, valid and binding agreement of Investor enforceable against Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.3 Non-Contravention. The execution and delivery of this Agreement, the purchase of the Shares and the Warrant under this Agreement, the fulfillment of the terms of this Agreement and the consummation of the transactions contemplated hereby will not (A) conflict with or constitute a violation of, or default (with or without the giving of notice or the passage of time or both) under, (i) any material bond, debenture, note or other evidence of indebtedness, or under any material lease, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which Investor is a party, (ii) the charter, by-laws or other organizational documents of Investor, as applicable, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to Investor or its property, or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of Investor or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which Investor is a party or by which any of them is bound or to which any of the property or assets of Investor is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, self-regulatory organization, stock exchange or market, or other governmental body in the United States is required for the execution and delivery of this Agreement and the purchase of the Shares and the Warrant by Investor, other than such as have been made or obtained.

4.4 Private Placement. Investor represents and warrants to, and covenants with, the Company that Investor is acquiring the Shares and the Warrant for its own account for investment only and with no present intention of distributing any of the Shares, the Warrant or the Warrant Shares, or any arrangement or understanding with any other persons regarding the distribution of the Shares, Warrant or Warrant Shares. Investor has been advised and understands that neither the Shares, the Warrant nor the Warrant Shares have been registered under the

Securities Act or under the “blue sky” or similar laws of any jurisdiction and may be resold only if registered pursuant to the provisions of the Securities Act and such other laws, if applicable, or, subject to the terms and conditions of this Agreement, if an exemption from registration is available. Investor has been advised and understands that the Company, in issuing the Shares and the Warrant, is relying upon, among other things, the representations and warranties of Investor herein in concluding that such issuance is a “private offering” and is exempt from the registration provisions of the Securities Act.

4.5 No Short Sales. Investor represents, warrants and covenants that neither Investor nor any of its affiliates has directly or indirectly sold, or will directly or indirectly sell during the 30 day period following the Closing, any shares of the Common Stock unless Investor owned or owns such shares of the Common Stock at the time of such sale and promptly delivered or will promptly deliver such shares of Common Stock against such sale.

4.6 No Advice. Investor understands that nothing in this Agreement or any other materials presented to Investor in connection with the purchase and sale of the Shares and the Warrant constitutes legal, tax or investment advice. Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares and the Warrant.

4.7 Accredited Investor. Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act and is able to bear the risk of its investment in the Shares, Warrant, and Warrant Shares. Investor has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Shares, Warrant and Warrant Shares.

4.8 Limited Representations. Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and its Subsidiaries which have been requested and materials relating to the offer and sale of the Shares, Warrant and Warrant Shares which have been requested by Investor. Investor and its advisors, if any, have been afforded the opportunity to ask such questions of the Company as it deems appropriate for purposes of the investment contemplated hereby. Investor acknowledges that the Company has not disclosed its results for the twelve month period ending on, or its financial condition at, December 31, 2004, and that the Company has no plans to do so until the completion of its audit for such period and the filing of its annual report on Form 10-K with the SEC, which may be delayed or extended in accordance with the SEC rules. Investor acknowledges that the most recent disclosure of the Company’s results is for the three month period ending on, and the most recent disclosure of the Company’s financial condition is at, September 30, 2004, as reported on the Company’s quarterly report on Form 10-Q, and that no information more recent than such date has been provided to Investor as to the Company’s results, operations, financial condition, business or prospects. Investor understands that its purchase of the Shares, Warrant and, if applicable, Warrant Shares involves a high degree of risk and that Investor may lose its entire investment in the Shares, the Warrant and if applicable the Warrant Shares, and that Investor can afford to do so without material adverse consequences to its financial condition. Investor is not relying on any information provided by the Company and its Subsidiaries, except to the extent provided in Section 3 herein.

4.9 No Recommendation. Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares, Warrant or Warrant Shares or the fairness or suitability of an investment in the Shares, Warrant or Warrant Shares nor have such authorities passed upon or endorsed the merits thereof.

4.10 Restrictive Legend. The Company shall issue the Warrant and certificates for the Shares and, if applicable, Warrant Shares to Investor with a legend as described in Section 6 below. Investor covenants that, in connection with any transfer of Shares or Warrant Shares pursuant to the registration statement contemplated by Section 5 hereto, it will comply with the applicable prospectus delivery requirements of the Securities Act, provided that copies of a current prospectus relating to such effective registration statement are or have been supplied to Investor.

4.11 Residence. Investor is a resident of the State of New York.

4.12 No Market. Investor understands that there is no public trading market for the Warrant, that none is expected to develop, and that the Shares, Warrant and Warrant Shares must be held indefinitely unless and until the sale of such Shares, Warrant or Warrant Shares are registered under the Securities Act or subject to the terms and conditions of this Agreement, an exemption from registration is available. Investor has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act.

4.13 No Commissions. Investor has taken no action which would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments by the Company or Investor relating to this Agreement or the transactions contemplated hereby.

4.14 Transactional Exemption. Investor understands that the Shares, Warrant and Warrant Shares are being offered and sold in reliance on a transactional exemption from the registration requirements of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Investor set forth herein in order to determine the applicability of such exemptions and the suitability of Investor to acquire the Shares, Warrant and Warrant Shares.

5. Registration Rights.

5.1 Certain Definitions

“Holder” and “Holders” shall include Investor and any transferee or transferees of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with this Agreement.

The terms “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Securities” shall mean: (i) the Shares and Warrant Shares issued or issuable to each Holder (a) with respect to the Warrant Shares, upon exercise of the Warrant, (b) upon any distribution with respect to, any exchange for or any replacement of such Shares or Warrant, or (c) upon any conversion, exercise or exchange of any securities issued in connection with any such distribution, exchange or replacement; (ii) securities issued or issuable upon any stock split, stock dividend, recapitalization or similar event with respect to the foregoing; and (iii) any other security issued as a dividend or other distribution with respect to, in exchange for or in replacement of the securities referred to in the preceding clauses, except that any such Shares, Warrant Shares or other securities shall cease to be Registrable Securities when (x) they have been sold to the public or (y) they may be sold by the Holder thereof under Rule 144(k).

“Registration Expenses” shall mean all expenses to be incurred by the Company in connection with each Holder’s registration rights under this Agreement (such amount not to exceed $5,000 in the aggregate), including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, and blue sky fees and expenses, reasonable fees and disbursements of counsel to Holders (using a single counsel selected by a majority in interest of the Holders) for a review of the Registration Statement and related documents, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

“Selling Expenses” shall mean all underwriting discounts, selling commissions and transfer taxes applicable to the sale of Registrable Securities and all fees and disbursements of counsel for Holders not included within “Registration Expenses”.

5.2 Registration Requirements. The Company shall use its reasonable best efforts to effect the registration of the resale of the Registrable Securities (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as would permit or facilitate the resale of all the Registrable Securities in the manner (including manner of sale) and in all states reasonably requested by the Holder. Such reasonable best efforts by the Company shall include, without limitation, the following:

(a) The Company shall, as expeditiously as possible after the filing of the Report on Form 10-K for the year ended December 31, 2004, including the filing of a Form 10-K/A containing a management report and an auditor’s report on the effectiveness of the Company’s internal control over financial reporting within the time permitted under Exchange Act Release No. 50754 (November 30, 2004) (collectively, the “Company’s 2004 10-K”):

(i) But in any event within 30 days of the filing of the Company’s 2004 10-K, prepare and file a registration statement with the Commission pursuant to Rule 415 under the Securities Act on Form S-3 under the Securities Act (or in the event that the Company is ineligible to use such form, such other form as the Company is eligible to use under the Securities Act provided that such other form shall be converted into an S-3 promptly after Form S-3 becomes available to the Company) covering resales by the Holders as selling stockholders (not underwriters) of the Registrable Securities (the “Registration Statement”). The number of shares of Common Stock initially included in such Registration Statement shall be no less than the sum of (A) the Shares and (B) the Warrant Shares issuable upon full exercise of the Warrant. Thereafter the Company shall use its reasonable best efforts to cause such Registration Statement and other filings to be declared effective as soon as possible, and in any event prior to 90 days (or, if the SEC elects to review the

Registration Statement, 180 days) following the filing of the Company’s 2004 10-K (the “Effectiveness Deadline”). Without limiting the foregoing, the Company will promptly respond to all SEC comments, inquiries and requests, and shall request acceleration of effectiveness at the earliest possible date. The Company shall provide the Holders reasonable opportunity to review the portions of any such Registration Statement or amendment or supplement thereto containing disclosure regarding the Holders prior to filing.

(ii) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement and notify the Holders of the filing and effectiveness of such Registration Statement and any amendments or supplements.

(iii) Furnish to each Holder such numbers of copies of a current prospectus conforming with the requirements of the Act, copies of the Registration Statement, any amendment or supplement thereto and any documents incorporated by reference therein and such other documents as such Holder may reasonably require in order to facilitate the disposition of Registrable Securities owned by such Holder.

(iv) Register and qualify the securities covered by such Registration Statement under the securities or “blue sky” laws of all domestic jurisdictions, to the extent required; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(v) Notify each Holder immediately of the happening of any event (but not the substance or details of any such events unless specifically requested by a Holder) as a result of which the prospectus (including any supplements thereto or thereof) included in such Registration Statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and use its reasonable best efforts to promptly update and/or correct such prospectus.

(vi) Notify each Holder immediately of the issuance by the Commission or any state securities commission or agency of any stop order suspending the effectiveness of the Registration Statement or the threat or initiation of any proceedings for that purpose. The Company shall use its reasonable best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

(vii) Permit counsel to the Holders to review the Registration Statement and all amendments and supplements thereto within a reasonable period of time (but not less than two (2) full Trading Days) prior to each filing and will not request acceleration of the Registration Statement without prior notice to such counsel.

(viii) List the Registrable Securities covered by such Registration Statement on the principal securities exchange and/or market on which the Common Stock is then listed and prepare and file any required filings with such principal market or exchange.

(b) In the event the Registration Statement has become effective and, afterwards, any Holder’s ability to sell Registrable Securities under the Registration Statement is suspended for more than (i) 45 days in any 90-day period or (ii) 90 days in any calendar year, including without limitation by reason of any suspension or stop order with respect to the Registration Statement or the fact that an event has occurred as a result of which the prospectus (including any supplements thereto) included in such Registration Statement then in effect includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, then the Company shall take such action as may be necessary to amend or supplement such Registration Statement or prospectus such that such Registration Statement or prospectus, as so amended, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements not misleading.

(c) If the Holder(s) intend to distribute the Registrable Securities by means of an underwriting, the Holder(s) shall so advise the Company. Any such underwriting may only be administered by nationally or regionally recognized investment bankers reasonably satisfactory to the Company.

(d) The Company shall enter into such customary agreements (including an underwriting agreement containing such representations and warranties by the Company and such other terms and provisions, as are customarily contained in underwriting agreements for comparable offerings and are reasonably satisfactory to the Company) and take all such other actions as the Holder or the underwriters participating in such offering and sale may reasonably request in order to expedite or facilitate such offering and sale other than such actions which are disruptive to the Company or require significant management availability.

(e) The Company shall make available for inspection by the Holders, representative(s) of all the Holders together, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney or accountant retained by any Holder or underwriter, all financial and other records customary for purposes of the Holders’ due diligence examination of the Company and review of any Registration Statement, all documents filed with the SEC subsequent to the Closing, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement, provided that such parties agree to keep such information confidential. Notwithstanding the foregoing, the foregoing right shall not extend to any Holder (i) who is not a financial investor or entity or (ii) who, itself or through any affiliate, has any strategic business interest that would reasonably be expected to be in conflict with any business of the Company or its Subsidiaries.

(f) The Company may suspend the use of any prospectus used in connection with the Registration Statement only in the event, and for such period of time as, (i) such a suspension is required by the rules and regulations of the Commission or (ii) it is determined in good faith by the Board of Directors of the Company that because of valid business reasons (not including the avoidance of the Company’s obligations hereunder), it is in the best interests of the Company to suspend such use, and prior to suspending such use in accordance with this clause (ii) the Company provides the Holders with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension. The Company will use reasonable best efforts to cause such suspension to terminate at the earliest possible date.

(g) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period (as defined below), and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(h)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the 1934 Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

(h) Each Holder agrees by its acquisition of the Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 5.2(a)(v) or 5.2(a)(vi), and upon notice of any suspension under Section 5.2(f), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 5.2, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(i) If requested by a Holder, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as a Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by a Holder holding any Registrable Securities.

5.3 Expenses of Registration. All Registration Expenses in connection with any registration, qualification or compliance with registration pursuant to this Agreement shall be borne by the Company, and all Selling Expenses of a Holder shall be borne by such Holder.

5.4 Registration of Form S-3. The Company shall use its reasonable best efforts to remain qualified for registration on Form S-3 or any comparable or successor form or forms, or in the event that the Company is ineligible to use such form, such form as the Company is eligible to use under the Securities Act, provided that if such other form is used, the Company shall convert such other form to a Form S-3 promptly after the Company becomes so eligible, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement or Form S-3 covering the Registrable Securities has been declared effective by the SEC.

5.5 Registration Period. In the case of the registration effected by the Company pursuant to this Agreement, the Company shall keep such registration effective from the date on which the Registration Statement initially became effective until the earlier of (a) the date on which all the Holders have completed the sales or distribution described in the Registration Statement relating thereto or, (b) until such Registrable Securities may be sold by the Holders under Rule 144(k) (provided that the Company’s transfer agent has accepted an instruction from the Company to such effect) (the “Registration Period”).

5.6 Indemnification.

(a) Company Indemnity. The Company will indemnify and hold harmless each Holder, each of its officers, directors, agents and partners, and each person controlling each of the foregoing, within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls, within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, or any violation by the Company of the Securities Act or any state securities law or in either case, any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each Holder, each of its officers, directors, agents and partners, and each person controlling each of the foregoing, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to a Holder to the extent that any such claim, loss, damage, liability or expense arises out of or is based (i) on any untrue statement or omission based upon written information furnished to the Company by a Holder or the underwriter (if any) therefore, (ii) the failure of a Holder to deliver at or prior to the written confirmation of sale, the most recent prospectus, as amended or supplemented or (iii) the failure of a Holder otherwise to comply with this Agreement. The indemnity agreement contained in this Section 5.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld).

(b) Holder Indemnity. Each Holder will, severally and not jointly, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors, officers, agents and partners, and each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, each other Holder (if any), and each of their officers, directors and partners, and each person controlling such other Holder(s) against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make a statement therein not misleading in light of the circumstances under which they were made, and will reimburse the Company and such other Holder(s) and their directors, officers and partners, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein, and provided that the maximum amount for which such Holder shall be liable under this indemnity shall not exceed the net proceeds received by such Holder from the sale of the Registrable Securities pursuant to the registration statement in question. The indemnity agreement contained in this Section 5.6(b) shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

(c) Procedure. Each party entitled to indemnification under this Section 5.6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim in any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at its own expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 5.6 except to the extent that the Indemnifying Party is materially and adversely affected by such failure to provide notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such non-privileged information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

5.7 Contribution. If the indemnification provided for in Section 5.6 herein is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein (other than by reason of the exceptions provided therein), then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities as between the Company on the one hand and any Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of such Holder in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of any Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by such Holder.

In no event shall the obligation of any Indemnifying Party to contribute under this Section 5.7 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 5.6(a) or 5.6(b) hereof had been available under the circumstances.

The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5.7 were determined by pro rata allocation (even if the Holders or the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraphs. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraphs shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this section, no Holder or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any Holder, the net proceeds received by such Holder from the sale of Registrable Securities pursuant to the registration statement in question or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such Holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

5.8 Survival. The indemnity and contribution agreements contained in Sections 5.6 and 5.7 and the representations and warranties of the Company referred to in Section 5.2(d) shall remain operative and in full force and effect regardless of (i) any termination of this Agreement or any underwriting agreement, (ii) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company, and (iii) the consummation of the sale or successive resales of the Registrable Securities.

5.9 Information by Holders. Each Holder shall promptly furnish to the Company such information regarding such Holder and the distribution and/or sale proposed by such Holder as the Company may from time to time reasonably request in writing in connection with any registration, qualification or compliance referred to in this Agreement, and the Company may exclude from such registration the Registrable Securities of any Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request. The intended method or methods of disposition and/or sale of such securities as so provided by such purchaser shall be included without alteration in the Registration Statement covering the Registrable Securities and shall not be changed without written consent of such Holder. Each Holder agrees that, other than ordinary course brokerage arrangements, in the event it enters into any arrangement with a broker dealer for the sale of any Registrable Securities through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, such Holder shall promptly deliver to the Company in writing all applicable information required in order for the Company to be able to timely file a supplement to the Prospectus pursuant to Rule 424(b), or take any other action, under the Securities Act, to the extent that such supplement or other action is legally required. Such information shall include a description of (i) the name of such Holder and of the participating broker dealer(s), (ii) the number of Registrable Securities involved, (iii) the price at which such Registrable Securities were or are to be sold, and (iv) the commissions paid or to be paid or discounts or concessions allowed or to be allowed to such broker dealer(s), where applicable.

6. Stock Legend.

6.1 Investor shall not sell, transfer, assign, hypothecate or pledge in any way any Shares or Warrant Shares except for sales (A) in accordance with the terms of the Plan of Distribution section of the prospectus contained in the Registration Statement and in compliance with prospectus delivery requirements or (B) in compliance with the requirements of Rule 144 under the Securities Act.

6.2 Upon payment therefor as provided in this Agreement, the Company will issue the Shares and the Warrant in the name of Investor. Any certificate representing Shares or Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AFTER RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.

THESE SECURITIES REPRESENTED HEREBY ARE ALSO SUBJECT TO RIGHTS AND OBLIGATIONS AS SET FORTH IN A SECURITIES PURCHASE AGREEMENT DATED AS OF FEBRUARY 25, 2005 BY AND AMONG STAR SCIENTIFIC, INC. AND CERTAIN OTHER PARTIES THERETO AS SUCH MAY BE AMENDED FROM TIME TO TIME.

The Company agrees to issue Shares or Warrant Shares, issued upon exercise of the Warrant, without the legend set forth above at such time as the holder thereof is permitted to dispose of such Shares or Warrant Shares pursuant to Rule 144(k) under the Securities Act.

The Warrant shall be imprinted with the legends set forth on Exhibit A.

7. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and Investor herein shall survive the execution of this Agreement, the delivery to Investor of the Shares and the Warrant being purchased and the payment therefor.

8. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, and (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be delivered as addressed as follows:

(a) if to the Company, to:

Star Scientific, Inc.

7475 Wisconsin Ave.

Suite 850

Bethesda, MD 20814

Attn: Paul L. Perito

President and Chief Operating Officer

Phone: (301) 654-8300

Telecopy: (301) 654-9308

with copies to:

Star Scientific, Inc.

7475 Wisconsin Ave.

Suite 850

Bethesda, MD 20814

Attn: Robert E. Pokusa

General Counsel

Phone: (301) 654-8300

Telecopy: (301) 654-9308

and

Latham & Watkins LLP

555 Eleventh Street, N.W.

Suite 1000

Washington, DC 20004

Attn: William P. O’Neill

Phone: (202) 637-2200

Telecopy: (202) 637-2201

(b) if to Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

9. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and Investor.

10. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

11. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

13. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to such subject matter are expressly cancelled.

14. Finders Fees. Neither the Company nor Investor nor any affiliate thereof has incurred any obligation which will result in the obligation of the other party to pay any finder’s fee or commission in connection with this transaction.

15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

16. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and Investor. Investor shall not assign any rights or obligations under this Agreement other than, solely with respect to any Shares or Warrant Shares transferred in accordance with this Agreement, including the legends described herein, to any permitted transferee of such Shares or Warrant, provided, however, that no such assignment shall relieve Investor of its obligations under this Agreement.

17. Expenses. Each of the Company and Investor shall bear its own expenses in connection with the preparation and negotiation of the Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have cause this Agreement to be duly executed as of the date first above written.

STAR SCIENTIFIC, INC.

By:	/s/ Paul Perito
Paul Perito
President and Chief Operating Officer

FULCRUM GLOBAL PARTNERS LLC

By:	/s/ Harry Needleman
Print Name: Harry Needleman
Title: Chief Operating Officer
Address: 535 Madison Avenue
New York, NY 10022
Contact name:
Telephone: (212) 803-9099
Aggregate Purchase Price: $3,500,000

Signature Page to Star Scientific, Inc. Securities Purchase and Registration Rights Agreement

Exhibit A

[Attach Warrant]

Signature Page to Star Scientific, Inc. Securities Purchase and Registration Rights Agreement